CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated December 17, 1997, to the Prospectus dated December
31, 1996

On November 3, 1997 the Trust's Board of Trustees approved the following:

	The hiring of Westpeak Investment Advisers ("Westpeak") as an additional investment adviser to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). The Consulting Group, a division of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Trust's Investment Manager, recommended the hiring of Westpeak as an additional investment adviser due to the rapid growth in assets experienced by the Small Cap Growth Portfolio in 1997. The hiring of Westpeak resulted in the entering into of an investment advisory agreement dated as of November 18, 1997 between SBMFM and Westpeak pursuant to which Westpeak will be receiving 0.50% for its services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Growth Portfolio allocated to Westpeak. Westpeak, located in Boulder, Colorado has been in the investment advisory business since 1991 and has $3 billion in assets under management. Shareholders of the Small Cap Growth Portfolio will soon receive an information statement regarding Westpeak.


FD 01366     12/97